                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC   20549





                         ------------------------------

                                   Form 8-K/A

                                Amendment  No. 1

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                         ------------------------------

        Date of Report (Date of earliest event reported):  May 27, 1995


                            SPRINGS INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  South Carolina                     1-5315                     57-0252730

 (State or other                  (Commission                 (IRS Employer
 jurisdiction of                  File Number)              Identification No.)
 incorporation)


   205 North White Street, Fort Mill, SC                           29715

 (Address of principal executive offices)                       (Zip Code)


                                 (803) 547-1500
              (Registrant's telephone number, including area code)

         The undersigned registrant hereby amends Item 7 of its Current Report on Form 8-K that reported a May 27, 1995, acquisition, to add interim unaudited financial statements and pro forma financial data as set forth herein and in the exhibits hereto:

Item 7.  Financial Statements and Exhibits
         ---------------------------------

(a)      Financial Information of Business Acquired
         ------------------------------------------

         The financial statements of Dundee Mills, Incorporated ("Dundee") filed herewith are listed in the Index to Financial Statements which appears below. Certain of these Financial Statements, the related Notes to the Financial Statements and, where applicable, the Report of Independent Auditors are set forth on pages F-8 through F-23 of the Proxy Statement and Prospectus, copies of which are attached as
         Exhibit 20.2 and incorporated herein by reference. The remaining Financial Statements and related Notes to the Financial Statements are attached as part of Exhibit 99 and incorporated herein by reference.


         INDEX TO FINANCIAL STATEMENTS
         -----------------------------

         Description of the Financial Statements                          Proxy Statement
         ---------------------------------------                          ---------------
                                                                          and Prospectus
                                                                          --------------
                                                                                Page
                                                                          (If Applicable)
                                                                          ---------------
         Audited Financials:
         ------------------

         Balance Sheets as of August 31, 1993, and 1994                         F-9

         For the Years Ended August 31, 1992, 1993, and 1994:

               Statements of Operations                                         F-11

               Statements of Cash Flows                                         F-12

               Statements of Stockholders' Equity                               F-10

               Notes to Financial Statements                                    F-13
                                                                              through
                                                                                F-19

         Report of Independent Auditors                                         F-8

         Unaudited Financials:
         --------------------

         Balance Sheets as of December 31, 1993, and 1994                       F-20
         (Unaudited)

         For the Four Months Ended December 31, 1993, and 1994
         (Unaudited)

               Statements of Operations                                         F-21

               Statements of Cash Flows                                         F-22

         Notes to Financial Statements (Unaudited)                              F-23

         Balance Sheets as of March 31, 1994, and 1995 (Unaudited)

         Statements of Operations for the Three-Month and Seven-Month Period Ended March 31, 1994, and 1995 (Unaudited)

         Statements of Cash Flows for the Seven-Month Period Ended March 31, 1994, and 1995 (Unaudited)

         Notes to Financial Statements (Unaudited)

(b)      Pro Forma Financial Information
         -------------------------------

         The pro forma financial data for the combined operations of Springs and Dundee filed herewith are listed in the Index to Pro Forma Financial Data which appears below. This Pro Forma Financial Data and the related Notes to Pro Forma Condensed Combined Financial Data (Unaudited) are attached as Exhibit 99 and incorporated herein by reference.

         INDEX TO PRO FORMA FINANCIAL DATA
         ---------------------------------

         Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1994

         Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 1994

         Notes to Pro Forma Condensed Combined Financial Data

         Unaudited Pro Forma Condensed Combined Balance Sheet as of April 1,
         1995

         Unaudited Pro Forma Condensed Combined Statement of Operations for the Thirteen Weeks Ended April 1, 1995

         Unaudited Notes to Pro Forma Condensed Combined Financial Data

(c)      Exhibits
         ---------

         Description of Exhibits
         -----------------------

         2. Agreement and Plan of Merger dated February 6, 1995, as amended on March 7, 1995, by and among Springs, Subcorp and Dundee*


         20.1 Pages 1 through 49 of the joint Proxy Statement and Prospectus of Springs and Dundee dated April 26, 1995*

         20.2 Pages F-8 through F-23 of the joint Proxy Statement and Prospectus of Springs and Dundee dated April 26, 1995*


         23.      Consent of Ernst & Young LLP*


         99. Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 1994*

                  Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 1994*

                  Unaudited Notes to Pro Forma Condensed Combined Financial
                  Data*

                  Unaudited Condensed Consolidated Balance Sheets as of March 31, 1994, and 1995

                  Unaudited Condensed Consolidated Statements of Operations for the Three-Month and Seven-Month Period Ended March 31, 1994, and 1995

                  Unaudited Condensed Consolidated Statements of Cash Flows for the Seven-Month Period Ended March 31, 1994, and 1995

                  Notes to Financial Statements (Unaudited)

                  Unaudited Pro Forma Condensed Combined Balance Sheet as of April 1, 1995

                  Unaudited Pro Forma Condensed Combined Statement of Operations for the Thirteen Weeks Ended April 1, 1995

                  Unaudited Notes to Pro Forma Condensed Combined Financial Data



                  *Filed as an exhibit to the Form 8-K being amended hereby.

                                   SIGNATURE
                                   ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, Springs has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                        SPRINGS INDUSTRIES, INC.



                                        By: /s/ James F. Zahrn
                                           ----------------------------------
                                             James F. Zahrn
                                             Senior Vice President and
                                             Chief Financial Officer



Dated:  August 11, 1995